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                                                                    EXHIBIT 23.2



                                COOPERS & LYBRAND





                         CONSENT OF INDEPENDENT AUDITORS


We consent to the incorporation by reference in this Registration Statement on Form S-8, of our reports dated February 12, 1997, on our audits of the consolidated financial statements and financial statement schedule of PictureTel Corporation. We also consent to the reference to our firm under the caption "Experts."




                                             /s/ Coopers & Lybrand L.L.P.
                                             --------------------------------
                                             Coopers & Lybrand L.L.P.
                                             Certified Public Accountants


Boston, Massachusetts
July 21, 1997